EXHIBIT 10.5.1
                          NINE WEST GROUP INC.

                                       March 3, 1997


Bentley Services Inc.
Bank America House
308 East Bay Street
Nassau, Bahamas
Attn: Mrs. Mizpah A. Albury

     Re:  Buying Agency Agreement - Extension of Term
         --------------------------------------------
Dear Mrs. Albury:

     Reference is made to the Buying Agency Agreement, dated March 21, 1994 (the "Agreement") between Nine West Group Inc. ("Principal") and Bentley Services Inc. ("Agent"). The Principal hereby gives notice, pursuant to Section 4.1 of the Agreement, of the exercise of its option to extend the term of the Agreement for an additional five years, until January 1, 2002. In connection with the foregoing, by signing below, the Agent waives compliance by the Principal with the requirement under Section 4.1 of the Agreement that such notice be given at least 90 days prior to the termination of the initial five-year term of the Agreement.

                                   Very truly yours,



                                   Nine West Group Inc.


                                   By: /s/ Alexander Del Cielo
                                   ----------------------------
ACCEPTED AND AGREED:                  Name:  Alexander Del Cielo
                                      Title: Executive Vice President
Bentley Services Inc.                        Operations


By: /s/ Mizpah A. Albury
   -------------------------
   Name:  Mizpah A. Albury
   Title:  Director

Corporate Headquarters: 9 West Broad Street Stamford, CT 06802 203-324-7567 Fax:
                        203-328-3550 TLX: 264-735 CAM-FU
Corporate Administration: 11933 Westline Industrial Drive St. Louis, MO 63146
                          314-434-2202 Fax: 314-434-6941